EXHIBIT 10.36

ADDENDUM TO THE LOAN AGREEMENT ENTERED INTO ON OCTOBER 16, 2018.

HEREIN, the ADDENDUM TO THE LOAN AGREEMENT DATED OCTOBER 16, 2018 (hereinafter the Agreement) entered by:

The Lender (hereinafter, the “Lender”):

Dr. ALFREDO FEDERICO ROSENDO HOHAGEN FERNANDINI, identified with DNI number 06541702, domiciled at Ca. Lizardo Alzamora Oeste 245, Dept 101B, district of San Isidro, province and department of Lima.

The Borrower (hereinafter, the “Borrower”):

ECGAS S.A.C., holder of RUC Number 20601445141, domiciled for the purposes of this contract at Calle Germán Schreiber Number 210, office 603, district of San Isidro, province and department of Lima, registered in electronic entry number 13681941 of the Business Registry of Lima, represented by its General Manager, Mr. Carlos Kiyan Oyama, identified with National Identity Card Number 08215454, according to the powers established in the aforementioned electronic record.

Capitalized terms used herein have the same meanings as those set forth in the Agreement.

This Addendum is entered in accordance with the following clauses:

CLAUSE ONE. BACKGROUND

Under the Contract, the Lender extended to the Borrower a Loan in the amount of US$ 600,000.00 (Six Hundred Thousand and 00/100 United States Dollars) for investment in various businesses for the fulfillment of the corporate purpose of the Borrower.

CLAUSE TWO. OBJECT

Under this Addendum, the Parties agree to modify solely and exclusively the Repayment Schedule set forth in Annex I of the Contract for the purpose of modifying the amounts and maturities, under the terms indicated below:

REPAYMENT SCHEDULE

APPENDIX 1

AMOUNT US$ 600,000.00

ANNUAL EFFECTIVE RATE: 15%

MONTHLY RATE: 1.1715%

	Date	Disbursement	Interest	Amortization	Final Payment	Balance
0	Oct 22,18	600,000.00				600,000.00
1	Nov 22,18		7,029.00		7,029.00	600,000.00
2	Dec 22,18		7,029.00		7,029.00	600,000.00
3	Jan 22, 19		7,029.00		7,029.00	600,000.00
4	Jan 22,19		7,029.00		7,029.00	600,000.00
5	Mar 22,19		7,029.00		7,029.00	600,000.00
6	Apr 22,19		7,029.00		7,029.00	600,000.00
7	May 22,19		7,029.00		7,029.00	600,000.00
8	Jun 22,19		7,029.00		7,029.00	600,000.00
9	Jul 22,19		7,029.00		7,029.00	600,000.00
10	Aug 22,19		7,029.00		7,029.00	600,000.00
11	Sep 22, 19		7,029.00		7,029.00	600,000.00
12	Oct 22,19		7,029.00		7,029.00	600,000.00
13	Nov 22, 19		7,029.00		7,029.00	600,000.00
14	Dec 22,19		7,029.00		7,029.00	600,000.00
15	Jan 22, 20		7,029.00		7,029.00	600,000.00
16	Feb 22, 20		7,029.00		7,029.00	600,000.00
17	Mar 22, 20		7,029.00		7,029.00	600,000.00
18	Apr 22, 20		7,029.00		7,029.00	600,000.00
19	May 22, 20		7,029.00		7,029.00	600,000.00
20	Jun 22, 20		7,029.00		7,029.00	600,000.00
21	Jul 22, 20		7,029.00		7,029.00	600,000.00
22	Aug 22, 20		7,029.00		7,029.00	600,000.00
23	Sep 22, 20		7,029.00		7,029.00	600,000.00
24	Oct 22, 20		7,029.00	200,000.00	207,029.00	400,000.00
25	Nov 22, 20		4,686.00		4,686.00	400,000.00
26	Dec 22, 20		4,686.00		4,686.00	400,000.00
27	Jan 22, 21		4,686.00		4,686.00	400,000.00
28	Feb 22, 21		4,686.00		4,686.00	400,000.00
29	Mar 22, 21		4,686.00		4,686.00	400,000.00
30	Apr 22, 21		4,686.00		4,686.00	400,000.00
31	May 22, 21		4,686.00		4,686.00	400,000.00
32	Jun 22, 21		4,686.00		4,686.00	400,000.00
33	Jul 22, 21		4,686.00		4,686.00	400,000.00
34	Aug 22, 21		4,686.00		4,686.00	400,000.00
35	Sept 22, 21		4,686.00		4,686.00	400,000.00
36	Oct 22, 21		4,686.00	200,000.00	204,686.00	200,000.00
37	Nov 22, 21		2,343.00		2,343.00	200,000.00
38	Dec 22, 21		2,343.00		2,343.00	200,000.00
39	Jan 22, 22		2,343.00		2,343.00	200,000.00
40	Feb 22, 22		2,343.00		2,343.00	200,000.00
41	Mar 22, 22		2,343.00		2,343.00	200,000.00
42	Apr 22, 22		2,343.00		2,343.00	200,000.00
43	May 22, 22		2,343.00		2,343.00	200,000.00
44	Jun 22, 22		2,343.00		2,343.00	200,000.00
45	Jul 22, 22		2,343.00		2,343.00	200,000.00
46	Aug 22, 22		2,343.00		2,343.00	200,000.00
47	Sept 22, 22		2,343.00		2,343.00	200,000.00
48	Oct 22, 22		2,343.00	200,000.00	202,343.00
		600,000.00	246,015.00	600,000.00

CLAUSE THREE. EFFECTS

This Addendum modifies solely and exclusively the terms of the Contract expressly indicated in Clause Two above and does not modify, therefore, the other terms, conditions and clauses of the Contract not expressly indicated herein, which remain in full force and effect and applicable.

Signed in the city of Lima, on the 04th day of October 2019 in two counterparts of the same content, for the record of the parties.

/s/ Carlos Kiyan Oyama	/s/ Alfredo Hohagen Fernandini
ECGAS S.A.C.	Alfredo Hohagen Fernandini
Carlos Kiyan Oyama

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